                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
                         14 1/2% SENIOR NOTES DUE 2008
                                      OF

                         ONEPOINT COMMUNICATIONS CORP.

               PURSUANT TO THE PROSPECTUS DATED           , 1998

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                                    , 1998, UNLESS EXTENDED.


                       TO: HARRIS TRUST AND SAVINGS BANK

                   HARRIS TRUST AND SAVINGS BANK, DEPOSITARY

                     C/O HARRIS TRUST COMPANY OF NEW YORK

               By Mail:                          Overnight Courier:
          Wall Street Station                77 Water Street, 4th Floor
             P.O. Box 1023                       New York, NY 10005
        New York, NY 10268-1023            Attention: Reorganization Dept.

    Attention: Reorganization Dept.

                                               Facsimile Transmission:
               By Hand:                   (for Eligible Institutions Only)
            Receive Window                     (212) 701-7636 or 7637
      77 Water Street, 5th Floor
          New York, NY 10005
    Attention: Reorganization Dept.

                             Confirm by Telephone:
                                (212) 701-7649

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges receipt of the Prospectus, dated          ,
1998 (as it may be supplemented and amended from time to time, the "Prospectus") of OnePoint Communications Corp., a Delaware corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), that together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 14 1/2% Senior Notes due 2008, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding 14 1/2% Senior Notes due 2008, Series A (the "Notes"), of which $175,000,000 principal amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on               , 1998, unless the Company, in its sole discretion,
extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

  This Letter of Transmittal is to be used by holders of Notes if (i) certificates representing the Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Notes to the extent provided herein or (iii) tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Book-Entry Transfer Facility tendering Notes through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to the Book-Entry Transfer Facility through ATOP, and then the Book-Entry Transfer Facility will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the Book-Entry Transfer Facility will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such Book-Entry Transfer Facility participants.

  The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
   TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

  Principal Amount of Tendered Notes: ________________________________________

  If Holders desire to tender Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Notes, an Agent's Message or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

  Name of Registered or Acting Holder(s): ____________________________________

  Window Ticket No. (if any): ________________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Eligible Institution
  that Guaranteed Delivery: __________________________________________________

  If Delivered by Book-Entry Transfer,
  the Account Number: ________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

  ----------------------------------------------------------------------------

  Attention: _________________________________________________________________

  List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Notes should be listed on a separate signed schedule affixed hereto.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING

                                     BOX 1
                             DESCRIPTION OF NOTES

------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
   NAME(S) AND ADDRESS(ES) OF               AGGREGATE PRINCIPAL  TENDERED (MUST BE
      REGISTERED HOLDER(S)      CERTIFICATE AMOUNT REPRESENTED  AN INTEGRAL MULTIPLE
   (PLEASE FILL IN, IF BLANK)   NUMBER(S)*   BY CERTIFICATE(S)      OF $1,000)**
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                            TOTAL
------------------------------------------------------------------------------------

 * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
  The minimum permitted tender is $1,000 in principal amount of Notes. All other tenders must be in integral multiples of $1,000.

                 BOX 2                                   BOX 3
         SPECIAL REGISTRATION                      SPECIAL DELIVERY
             INSTRUCTIONS                            INSTRUCTIONS
     (See Instructions 4, 5 and 6)

                                             (See Instructions 4, 5 and 6)

   To be completed ONLY if                 To be completed ONLY if
 certificates for Notes in a             certificates for Notes in a
 principal amount not tendered, or       principal amount not tendered, or
 Exchange Notes issued in exchange       Exchange Notes issued in exchange
 for Notes accepted for exchange, are    for Notes accepted for exchange, are
 to be issued in a name other than       to be sent to an address other than
 the name appearing in Box 1 above.      the address appearing in Box 1
                                         above, or if Box 2 is filled in, to
                                         an address other than the address
                                         appearing in Box 2.

 Issue certificate(s) to:

 Name ________________________________

            (Please Print)
                                         Deliver certificate(s) to:

 Address _____________________________
 -------------------------------------   Name ________________________________
          (Include Zip Code)                        (Please Print)

 -------------------------------------   Address _____________________________
(Tax Identification or Social Security   -------------------------------------
                Number)                            (Include Zip Code)

                                         -------------------------------------

                                             (Tax Identification or Social
                                                    Security Number)



                                     BOX 4
                              BROKER-DEALER STATUS

 [_] Check this box if the Beneficial Owner of the Notes is a Participating
   Broker-Dealer and such Participating Broker-Dealer acquired the Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, A COPY OF THIS LETTER OF TRANSMITTAL MUST BE RECEIVED WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE BY ONEPOINT COMMUNICATIONS CORP., ATTENTION JOHN D. STAVIG, VIA FACSIMILE
   (847) 374-1070.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above.

  Subject to and effective upon the acceptance for exchange of the principal amount of Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Notes with the full power of substitution to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of the Subsidiary Guarantors. In addition, the undersigned and any such person acknowledge that
(a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Notes when, as and if the Company has given notice thereof to the Exchange Agent.

  If any Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

  The undersigned understands that tenders of Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

  Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Notes accepted for exchange and any certificates for Notes not tendered or not exchanged, in the name(s) of the registered holder of the Notes appearing in Box 1 above. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Notes accepted for exchange and any certificates for Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Notes accepted for exchange in the name(s) of, and return any certificates for Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Notes so tendered.

  Holders who wish to tender their Notes and (i) whose Notes are not immediately available or (ii) who cannot deliver the Notes, an Agent's Message, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

  The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.


                                  SIGNATURES

 x
 -------------------------------------------------------   -------------------
                                                                  Date
 x
 -------------------------------------------------------   -------------------
                                                                  Date

 Area Code and Telephone Number: _______________________

   If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5.

 Name(s): _____________________________________________________________________
                                (Please Print)

 Capacity: ____________________________________________________________________

 Address: _____________________________________________________________________
                              (Include Zip Code)

                         MEDALLION SIGNATURE GUARANTEE

                         (If required by Instruction 5)
        Certain Signatures must be Guaranteed by an Eligible Institution

 Signature(s) Guaranteed by an Eligible Institution:  _________________________
                                            (Authorized Signature)

 ------------------------------------------------------------------------------
                                    (Title)

 ------------------------------------------------------------------------------
                                 (Name of Firm)

 ------------------------------------------------------------------------------
                          (Address, Include Zip Code)

 ------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

 Dated ________________________________________________________________________

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), as well as a properly completed and duly executed copy of this Letter of Transmittal (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Notes prior to the completion of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Notes but whose Notes are not immediately available and who cannot deliver their certificates for Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

    (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

    (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Notes, and the principal amount of tendered Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account with the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

    (iii) the certificates representing the tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

  Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

  3. TENDER BY HOLDER. Only a registered holder of Notes may tender such Notes in the Exchange Offer. Any beneficial owner of Notes who is not the registered holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Notes, either make appropriate arrangements to register ownership of the Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Notes" (Box 1) above. The entire principal amount of Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Notes is not tendered, Notes for the principal amount of Notes not tendered and Exchange Notes exchanged for any Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Notes without alteration, enlargement, or any change whatsoever.

  If any of the tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are held in different names on several Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Notes are held.

  If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Notes are to be reissued or returned to the registered holder, then, the registered holder need not and should not endorse any tendered Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

  If this Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

  No medallion signature guarantee is required if this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith and the Exchange Notes (and any Notes not tendered or not accepted) are to be issued directly to such registered holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box 3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

  6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holders should complete the applicable box.

  If no such instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Notes.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Notes not validly tendered or any Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any holder who seeks to tender Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Notes, but shall not incur any liability for failure to give such notification.

  10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Notes.

  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Notes will be accepted.

  12. MUTILATED, LOST, STOLEN, OR DESTROYED NOTES. Any tendering holder whose Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for information and for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Notes when, as and if the Company has given notice thereof to the Exchange Agent. If any tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                 PAYOR'S NAME:  ONEPOINT COMMUNICATIONS CORP.
-------------------------------------------------------------------------------


 SUBSTITUTE            PART 1--PLEASE PRO-         Social Security
                       VIDE YOUR TAXPAYER               Number
                       IDENTIFICATION NUMBER           or TIN
                       ("TIN") IN THE BOX AT           /     /
                       RIGHT AND CERTIFY BY
                       SIGNING AND DATING
                       BELOW.

 FORM W-9

 DEPARTMENT OF THE
 TREASURY
                      ---------------------------------------------------------

 INTERNAL REVENUE
 SERVICE PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]

 PAYER'S REQUEST FOR
 TAXPAYER
 IDENTIFICATION
 NUMBER (TIN)



                      ---------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
    WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                       CERTIFICATION--UNDER THE PENAL-
                       TIES OF PERJURY, I CERTIFY THAT
                       THE INFORMATION PROVIDED ON
                       THIS FORM IS TRUE, CORRECT AND     PART 3--
                       COMPLETE.


                                                          Awaiting
                       Signature __________ Date ______   TIN g [_]
                      ---------------------------------------------------------

                       Name (if joint names, list first and circle
                       the name of the person or entity whose number
                       you enter in Part I below. See instructions if
                       your name has changed.)
                      ---------------------------------------------------------

                       Address
                      ---------------------------------------------------------

                       City, State and ZIP Code
                      ---------------------------------------------------------

                       List account number(s) here (optional)